Exhibit 10.3

Seventh Amendment to Credit Agreement

This Seventh Amendment to Credit Agreement (“Seventh Amendment”), dated as of the 31st day of December 2014, by and between BENJAMIN MARCUS HOMES, L.L.C., a Pennsylvania limited liability company (“BMH”), INVESTOR’S MARK ACQUISITIONS, LLC (“IMA”), a Delaware limited liability company (each a “Borrower Party” and collectively, the “Borrower Parties”), and Mark L. Hoskins, an individual residing in the Commonwealth of Pennsylvania (“Hoskins”),

AND

SHEPHERD’S FINANCE, LLC, a Delaware limited liability company (“Lender”).

WITNESSETH:

WHEREAS, the parties entered into that certain Credit Agreement dated December 30, 2011 as amended by the First Amendment to Credit Agreement dated December 26, 2012, the Second Amendment to Credit Agreement dated April 17, 2013, the Third Amendment to Credit Agreement dated July 24, 2013, the Fourth Amendment to Credit Agreement dated September 27, 2013, the Fifth Amendment to Credit Agreement dated December 30, 2013, and the Sixth Amendment to Credit Agreement dated March 27, 2014 (collectively known as the “Credit Agreement”); and

WHEREAS, the parties wish to further amend the Credit Agreement as provided herein.

NOW, THEREFORE, in consideration of the mutual covenants herein contained and intending to be legally bound hereby, the parties hereto agree as follows:

1.                Defined Terms. Capitalized terms used herein and not defined herein shall have the meanings set forth in the Credit Agreement.

2.                Modifications.

a.	The following is hereby added to the existing definition of the term “SF Note” in Section 1.01 of the Credit Agreement:

“SF Note” shall also include that certain Series B Cumulative Redeemable Preferred Unit Purchase Agreement between Lender and IMA dated as of the date hereof, and any amendments thereto.

b.	Section 2.03(a)(ii) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

(ii) Existing IMA Note. The principal amounts outstanding on the Existing IMA Note shall bear interest at a rate equal to Lender's Cost of Funds, plus two percent (2.0%). Interest will be computed on the basis of a year of 365/366 days for actual days.

c.	The third sentence of Section 2.14 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

After Closing, the Interest Escrow shall be funded periodically with interest and distributions paid by Lender on the SF Note, portions of release prices as provided in Section 2.05 and as otherwise provided herein.

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d.	Section 2.18 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

2.18 Extinguishment. The obligations of the Borrower Parties and Hoskins under the Development Notes shall be extinguished, and Raw Ground may be released by Lender, upon such time as the outstanding balance relating to the Development Notes is less than the outstanding balance of the Interest Escrow, and Lender has received written notice from the Borrower Parties that no further funds will be borrowed pursuant to the BMH Note and the New IMA Note.

3.                Miscellaneous. This Seventh Amendment to the Credit Agreement, and all other terms and conditions of the Credit Agreement not specifically amended by this Seventh Amendment shall continue and remain in full force and effect. No variation, modification or amendment to this Seventh Amendment shall be deemed valid or effective unless and until it is signed by the parties hereto. This Seventh Amendment may be executed in counterparts, each of which once so executed shall be deemed to be original and all of which taken together shall constitute one and the same agreement.

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IN WITNESS WHEREOF, the parties have caused this Seventh Amendment to be duly and properly executed as of the date first above written.

THE BORROWER PARTIES:
Benjamin Marcus Homes, L.L.C.:
By: /s/ Mark L. Hoskins Name: Mark L. Hoskins Title: Member
Investor’s Mark Acquisitions, LLC:
By: /s/ Mark L. Hoskins Name: Mark L. Hoskins Title: Member

MARK L. HOSKINS INDIVIDUALLY:

By: /s/ Mark L. Hoskins Name: Mark L. Hoskins
Lender: Shepherd’s Finance, LLC
By: /s/ Daniel M. Wallach Name: Daniel M. Wallach Title: Chief Executive Officer

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The Guarantors join in the execution of this Seventh Amendment to evidence their agreement to the applicable provisions of this Seventh Amendment.

GUARANTORS:

Benjamin Marcus Homes, L.L.C.:
By: /s/ Mark L. Hoskins Name: Mark L. Hoskins Title: Member
Investor’s Mark Acquisitions, LLC:
By: /s/ Mark L. Hoskins Name: Mark L. Hoskins Title: Member

MARK L. HOSKINS INDIVIDUALLY:

By: /s/ Mark L. Hoskins Name: Mark L. Hoskins

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